                              FIRST AMENDMENT TO
                             GAS SERVICE AGREEMENT
                                    BETWEEN
                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                                      AND
                              CAMDEN COGEN, L.P.

    This amendment to the Gas Service Agreement by and between Public Service Electric and Gas Company (Seller) and Camden Cogen, L.P. (CAMDEN) (hereinafter jointly referred to as the Parties) constitutes the First Amendment (First Amendment) to the Gas Service Agreement, dated May 15, 1991, (AGREEMENT) between the Parties.

                                   RECITALS

    WHEREAS, the AGREEMENT provides that PSE&G will transport and sell, and Cogen will receive and purchase, Natural Gas to be used as fuel for the generation of electricity and steam at the Cogeneration Facility to be financed, constructed, owned and operated by Cogen in Camden, New Jersey;

    WHEREAS, the Parties desire to amend certain provisions of the AGREEMENT;

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    NOW, THEREFORE, in consideration of the recitals and mutual covenants contained herein, the Parties hereto agree as follows:

    (1) Article 18, Paragraph 18.5 of the Agreement is amended in its entirety as follows:

18.5 No modifications or amendment to the Agreement shall be effective, unless such modification or amendment is in writing. Nor shall any modification or amendment of a material nature to this Agreement be effective unless and until same has been approved by the Board under terms and conditions that are acceptable to Buyer and Seller in their sole discretion.

    (2) Terms and conditions contained in the AGREEMENT and not otherwise amended herein shall remain in full force and effect.

    IN WITNESS WHEREOF, this First Amendment to the Gas Service Agreement is executed and delivered on this 1st day of November 1991.




          WITNESS:                                SELLER:
                                            PUBLIC SERVICE ELECTRIC AND
                                            GAS COMPANY

  /s/ [SIGNATURE APPEARS HERE]              BY:  /s/ [SIGNATURE APPEARS HERE]
_________________________________                _______________________________

                                            Title: Vice President-Gas Supply
                                                   _____________________________
                                                   and Planning
                                                   _____________________________

                                            BUYER:

                                            CAMDEN COGEN, L.P.
WITNESS:

  /s/ [SIGNATURE APPEARS HERE]              BY: /s/ [SIGNATURE APPEARS HERE]
_________________________________               ________________________________

                                            Title: Vice President
                                                   _____________________________

                                                   _____________________________